                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported):  May 12, 1999 (May 11, 1999)



                          NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



                 1-983                                  25-0687210
        (Commission File Number)             (IRS Employer Identification No.)



4100 Edison Lakes Parkway,  Mishawaka, IN               46545-3440
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:    219-273-7000

ITEM 5.  OTHER EVENTS


National Steel Corporation issued a press release on May 11, 1999 announcing a common stock dividend. A copy of this press release is attached hereto as
Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



Exhibit 99.1  Press release dated May 11, 1999.



                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               NATIONAL STEEL CORPORATION

Date:  May 12, 1999            By:  /s/Glenn H. Gage
                                    --------------------------------------------
                                    Glenn H. Gage
                               Senior Vice President and Chief Financial Officer